Assets held for sale	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Assets held for sale
28. Assets held for sale

	2022 £m	2021 £m

Property, plant and equipment	83	22

Other	15	–

	98	22

Non-current
assets and disposal groups are transferred to assets held for sale when it is expected that their carrying amounts will be recovered principally through disposal and a sale is considered highly probable. They are held at the lower of carrying amount and fair value less costs to sell.
In Q2 2022, the Consumer Healthcare business was classified as held for sale. Following completion of the demerger of the Consumer Healthcare business in Q3 2022, a total of £12.9 billion of net assets and liabilities were distributed/derecognised as part of the gain on the demerger.